CONDITIONAL INVESTMENT AGREEMENT

      This CONDITIONAL INVESTMENT AGREEMENT (this "Agreement") is entered into effective as of June 17, 1998 by and between BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation ("Brookdale") and BANC ONE CAPITAL FUNDING CORPORATION, an Ohio corporation ("BOCFC").


                            STATEMENT OF AGREEMENT

      In consideration of the premises and of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1.    DEFINITIONS

      As used herein, the following terms have the following meanings:

      "Business Day" means any day which is not a Saturday or Sunday or a day on which the principal office of BOCFC is authorized or required by law to close or a day on which banks in Chicago, Illinois are authorized or required by law to close. Any payment due hereunder on a day that is not a Business Day shall be due and payable on the next succeeding Business Day.

      "Effective Date" means June 17, 1998 which is the date on which the Initial Invested Moneys are transferred to BOCFC's account as provided in
Section 2.1 hereof.

      "Initial Invested Moneys" means $6,166,015.

      "Invested Moneys" means the Initial Invested Moneys delivered to BOCFC by Brookdale pursuant to Section 2.1 less any amounts returned to Brookdale by BOCFC hereunder.

      "Redemption Date" means the date of a redemption of this Agreement and the
withdrawal  by  Brookdale  of  the  Invested   Moneys  in  accordance  with  the
requirements of Section 2.3.

            "Stated Rate of Earnings" equals 9% per annum on the basis of a 365 or 366 day year, as the case may be.

      "17.11% IRR" shall mean an internal rate of return of 17.11% per annum compounded monthly, and computed using the methodology described in Schedule 1 attached hereto and incorporated herein by reference.



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      2.  INVESTMENT OF FUNDS.

      2.1   Delivery of Funds.

            (a) On the Effective Date, Brookdale shall deliver the Initial Invested Moneys to BOCFC for the credit of Brookdale's account, and BOCFC shall accept the Initial Invested Moneys from Bookdale.

            (b) Unless otherwise agreed by BOCFC, all amounts delivered to BOCFC for investment hereunder shall be delivered by wire transfer of same day funds to an account specified by BOCFC.

      2.2. Interest. Interest on the outstanding balance of the Invested Moneys shall accrue at the Stated Rate of Earnings from and including the Effective Date to but excluding the Redemption Date. No interest will accrue on or after the Redemption Date. Accrued interest shall be payable to Brookdale in accordance with, and subject to the conditions of, Section 2.3 hereof.

      2.3. Redemption. Brookdale may redeem this Agreement and withdraw all, but not less than all, Invested Moneys subject to the conditions set forth on
Exhibit 2.3 attached hereto and incorporated herein by this reference. Brookdale shall deliver written notice to BOCFC at least one Business Day prior to the proposed Redemption Date, specifying the Redemption Date and certifying that the conditions set forth on Exhibit 2.3 have been satisfied. Upon the satisfaction of the foregoing conditions, BOCFC shall pay to Brookdale an amount equal to the aggregate of (i) the Invested Moneys, (ii) interest at the Stated Rate of Earnings on the outstanding balance of the Invested Moneys in accordance with the requirements of Section 2.2 hereof and (iii) such additional amount of interest as may be necessary to produce a 17.11% IRR on the Initial Investment Moneys. Upon redemption as hereinabove described, this Agreement, and all of the obligations of the parties hereunder, shall terminate. In addition, this Agreement, and all of the obligations of the parties hereunder, shall terminate if Brookdale has not redeemed this Agreement and withdrawn the Invested Moneys in accordance with the conditions of this Section 2.3 (including, without limitation, Exhibit 2.3) on or before the date which is 180 days after the Option Termination Date, as such term is defined in that certain Equity Option Agreement of even date herewith (the "Equity Option Agreement") among AH Michigan Investor, Inc. ("Corporate Investor"), AH Michigan Subordinated, LLC ("Subordinated Borrower"), AH Michigan CGP., Inc. ("General Partner"), AH Michigan Owner Limited Partnership ("Owner") and Brookdale.

      3.    DEFAULT

      3.1 Events of Default. The following events shall constitute events of default under this Agreement (each an "Event of Default"):



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            (a) BOCFC fails to make the payments  required by Section 2.3 hereof when due pursuant to the provisions of this Agreement and such failure continues for one Business Day thereafter.

            (b)  BOCFC  commences  a case  in  bankruptcy  relating  to  it,  is adjudicated an insolvent or bankrupt, petitions or applies for the appointment of any receiver or trustee for itself or any substantial part of its property or initiates any proceeding relating to it seeking a court order for reorganization, arrangement, conservation, liquidation or dissolution under applicable bankruptcy or similar applicable laws; or, any such proceeding is initiated against BOCFC and BOCFC indicates in writing its consent thereto or such proceeding is not dismissed within 90 days, or such an order is entered against BOCFC.

            (c) Any representation or warranty of BOCFC under this Agreement is determined to have been false or misleading when made.

      3.2 Rights and Remedies upon an Event of Default. Upon the occurrence and continuation of any Event of Default specified in Section 3.1 hereof, Brookdale may:

          (i) declare all Invested Moneys and accrued but unpaid interest thereon to be due and payable immediately; and

          (ii) exercise such rights for the enforcement of obligations hereunder as are expressly provided in this Agreement or are otherwise available under applicable law.

      4.    REPRESENTATIONS AND WARRANTIES

      4.1 Representations and Warranties of BOCFC. BOCFC represents and warrants to Brookdale that:

            (a) it is duly authorized by its organizational documents and applicable laws to enter into this Agreement and the transactions contemplated hereby;

            (b) this Agreement constitutes an unconditional general obligation of BOCFC (except for the conditions to payment expressly set forth herein) which is not subordinated to any other obligation of BOCFC and constitutes a legal, valid and binding obligation of BOCFC enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity; and

            (c) the execution, delivery and performance of this Agreement by BOCFC does not and will not conflict with any provision of the certificate of incorporation or the by-laws of BOCFC nor result in a breach of, or constitute a default under, any material agreement or


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other  instrument  to which BOCFC is a party or by which any of its  property is bound nor violate any judgment, order or decree applicable to BOCFC of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over BOCFC.

      4.2 Representations and Warranties of Brookdale. Brookdale represents and warrants to BOCFC that:

            (a) it is duly authorized by its organizational documents and applicable laws to enter into this Agreement and the transactions contemplated hereby;

            (b) this Agreement constitutes a legal, valid and binding obligation of Brookdale enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity; and

            (c) the execution, delivery and performance of this Agreement by Brookdale does not and will not conflict with any provision of the certificate of incorporation or the by-laws of Brookdale nor result in a breach of, or constitute a default under, any material agreement or other instrument to which Brookdale is a party or by which any of its property is bound nor violate any judgment, order or decree applicable to Brookdale of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Brookdale.

      5.    ROLE OF BOCFC

            (a) It is expressly understood and agreed that for all purposes of this Agreement and the transactions contemplated hereby, BOCFC has acted solely as independent contractor and has not acted as a financial or investment adviser, fiduciary or agent of or to Brookdale or any other person.

            (b) Brookdale acknowledges that it has consulted with its own legal, tax and investment advisors regarding its decision to enter into this Agreement.

      6.    MISCELLANEOUS

            6.1. Amendment. None of the terms or provisions of this Agreement may be modified or amended, except in writing duly signed by BOCFC and Brookdale.

      6.2 Survival. All warranties and representations made by Brookdale or BOCFC in this Agreement or in any of the instruments or documents delivered pursuant to this Agreement regardless of any investigation made shall be considered to have been relied upon by the other party hereto and shall survive the delivery of any instruments or documents.



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      6.3. Successors and Assigns. This Agreement and all obligations and rights arising  hereunder shall inure to the benefit of and be binding upon the parties
hereto   and   their   respective   successors,   assigns   and   beneficiaries.
Notwithstanding the foregoing, this Agreement, and the obligations and rights arising out of this Agreement or any part hereof or interest herein, shall not be sold, pledged or assigned or otherwise transferred by Brookdale or BOCFC without the prior written consent of the other party hereto and any such attempted sale, pledge, assignment or transfer shall be void ab initio; provided, however, that BOCFC may transfer this Agreement or any of its interest or obligations hereunder to any subsidiary or affiliate of BOCFC if from and after such transfer the obligations of the transferee hereunder shall be guaranteed by BOCFC. Anything herein to the contrary notwithstanding, the parties acknowledge and agree that Brookdale may pledge its interest in this Agreement to Banc One Capital Partners IV, Ltd. ("BOCP IV") pursuant to a certain Security Agreement - Pledge and Assignment of Investment Agreement of even date herewith.

      6.4 Severability of Provisions. If any one or more of the provisions contained in this Agreement is declared invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      6.5 Counterparts. This Agreement may be executed in several counterparts and, as so executed, shall constitute one agreement binding upon the parties hereto.

      6.6. Integration of Terms. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.

      6.7 Interpretation. The headings of the articles and sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

      6.8. Notices. All notices, requests and demands to or upon the parties hereto to be effective shall be in writing or by facsimile transmissions and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or one Business Day following delivery to an overnight delivery service guaranteeing next business day delivery, delivery charge prepaid or, in the case of facsimile transmission, when sent (only if sent on a Business Day) receipt by addressee acknowledged, addressed as follows in the case of BOCFC and Brookdale or to such other address as may be hereafter notified by the parties hereto:




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      Brookdale:        Brookdale Living Communities, Inc.
                        77 West Wacker Drive, Suite 4800
                        Chicago, Illinois 60601
                        Attn: Darryl W. Copeland, Jr.
                              Robert J. Rudnik, Esq.
                        Fax No. (312) 977-3699

                        with a copy to:

                        Winston & Strawn
                        35 West Wacker Drive
                        Chicago, Illinois 60601
                        Attention: Wayne D. Boberg, Esq.
                        Fax No. (312) 558-5700

      BOCFC:            Banc One Capital Funding Corporation
                        150 East Gay Street, 24th Floor
                        Columbus, Ohio 43215
                        Attention: John W. Adams
                        Fax No. (614) 217-0222

                        with a copy to:

                        Banc One Capital Markets, Inc.
                        150 East Gay Street, 24th Floor
                        Columbus, Ohio 43215
                        Attention: Legal Department
                        Fax No. (614) 217-1217


      6.9 Applicable Law. BOCFC and Brookdale agree that the State of Ohio has a substantial relationship to the transaction evidenced hereby and agree that this Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Ohio (without giving effect to the principles of conflicts of law).

      6.10 Waiver of Jury Trial; Consent to Venue. BOCFC and Brookdale, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right any of them may have to a trial by jury in any litigation based upon or arising out of this Agreement, or any of the transactions contemplated by this Agreement, or any course of conduct, dealing, statements (whether oral or written) or actions of either of them in connection with this Agreement. Neither BOCFC nor Brookdale shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a


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jury trial  cannot be or has not been waived  unless  failure to so  consolidate would result in a loss of such claim. In the event of a dispute under this Agreement, the parties hereby agree that jurisdiction and venue lies in a court of competent jurisdiction in Franklin County, Ohio. These provisions shall not be deemed to have been modified in any respect or relinquished by either BOCFC or Brookdale except by a written instrument executed by each of them.

      6.11 Payment in Full of Interim Conditional Investment Agreement. BOCFC and Brookdale are parties to a certain Interim Conditional Investment Agreement (the "Interim Agreement") pursuant to which Brookdale invested the sum of $1,000,000. BOCFC and Brookdale acknowledge and agree that all amounts owing by BOCFC to Brookdale pursuant to the Interim Agreement have been paid in full and the Interim Agreement has been terminated effective as of the Effective Date.



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      IN WITNESS  WHEREOF,  the parties  hereto have caused this Agreement to be duly executed and delivered as of June ___, 1998.


                       BROOKDALE LIVING COMMUNITIES, INC.,
                                    a Delaware corporation


                                    By:______________________________________
                                          Darryl W. Copeland, Jr.
                         Title:Executive Vice President


                                    BANC ONE CAPITAL FUNDING
                                    CORPORATION,
                                    an Ohio corporation


                                    By:______________________________________
                                  John W. Adams
                                    Title:Director



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                                 Exhibit 2.3

                           Conditions to Redemption

      The  obligation  of BOCFC to make any  payments to  Brookdale  pursuant to
Section 2.3 of the Agreement shall, in addition to any other requirements set forth in Section 2.3, be subject to the following conditions:

      (1) Brookdale, or its designee, shall have exercised the Equity Option Agreement in accordance with the terms, conditions and requirements of (a) the Equity Option Agreement and (b) that certain Intercreditor Agreement of even date herewith (the "Intercreditor Agreement") among Corporate Investor, Subordinated Borrower, General Partner, Owner, Brookdale, BOCP IV, Brookdale Living Communities of Michigan, Inc., and Nomura Asset Capital Corporation.

      (2) The proceeds from the exercise of the Equity Option Agreement and, if applicable, the Property Option Agreement (as such term is defined in the Equity Option Agreement) and any capital contribution to Subordinate Borrower made by or on behalf of Brookdale to satisfy its obligations pursuant to the Equity Option Agreement or the Property Option Agreement, shall meet the requirements of "Subordinate Lender Option Related Proceeds," as such term is defined in the Intercreditor Agreement, and shall be permitted to be paid to, and retained by, BOCP IV in accordance with the Intercreditor Agreement.

















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